2018 Investor Presentation Q4 Exhibit 99.1

This presentation may include forward-looking statements, both with respect to Argo Group and its industry, that reflect our current views with respect to future events and financial performance. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “do not believe,” “aim,” “project,” “anticipate,” “seek,” “will,” “likely,” “assume,” “estimate,” “may,” “continue,” “guidance,” “objective,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track,” and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond Argo Group’s control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of our risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets;5) statutory or regulatory developments including tax policy, reinsurance and other regulatory matters; 6) our ability to implement our business strategy; 7) adequacy of our loss reserves; 8) continued availability of capital and finance; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) our ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures, and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates, and foreign currency exchange rates); 14) the integration of businesses we may acquire or new business ventures we may start; 15) the effect on our investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; and 17) availability of reinsurance and retrocessional coverage, as well as management’s response to any of the aforementioned factors. In addition, any estimates relating to loss events involve the exercise of considerable judgments and reflect a combination of ground-up evaluations, information available to date from brokers and pedants, market intelligence, initial tentative loss reports, and other sources. The actuarial range of reserves and management’s best estimate is based on our then-current state of knowledge including explicit and implicit assumptions relating to the pattern of claim development, the expected ultimate settlement amount, inflation and dependencies between lines of business. Our internal capital model is used to consider the distribution for reserving risk around this best estimate and predict the potential range of outcomes. However, due to the complexity of factors contributing to the losses and preliminary nature of the information used to prepare these estimates, there can be no assurance that Argo Group’s ultimate losses will remain within the stated amount. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and other documents of Argo Group on file with or furnished to the U.S. Securities and Exchange Commissions (“SEC”). Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Argo Group will be realized, or even if substantially realized, that they will have the expected consequences to. or effects on, Argo Group or its business or operations. Except as required by law, Argo Group undertakes no obligation to update publicly or revise forward-looking statements, whether as a result of new information, future developments or otherwise. Forward-Looking Statements

Global underwriter of specialty insurance and reinsurance Strategically located in major insurance centers Across the U.S. Bermuda London Zurich Dubai Singapore Established presence in desirable markets Consistent Leader in U.S. excess and surplus lines for more than two decades Strong U.S. retail specialty franchise Top Lloyd’s Syndicate in 2018 by stamp capacity Leading Bermuda insurance and reinsurance platforms Diversified by geography, product and strategy Broad and strong producer relationships Agents, brokers, wholesalers and coverholders “A” (Excellent) A.M. Best rating, stable outlook “A-” (Strong) S&P rating, positive outlook TTM NWP by Business Type Primary Insurance Reinsurance TTM NWP by Geography United States London Bermuda Brazil, Asia and Europe TTM* NWP** by Business Mix Property Specialty Liability Professional Lines *TTM = trailing twelve months **NWP = net written premiums Leading Specialty Platform Argo Franchise Overview

Capital Management * (Underwriting Margin + Return on Invested Assets)=Shareholder Value Maximize Shareholder Value Creation Through Growth in Book Value per Share Strategy Aligned Toward Shareholder Value Sustainable competitive advantages Successfully operating in niche markets and attractive geographies Underwriting expertise with a focus on risk selection Industry leader in developing and leveraging digital platform Profitable organic and strategic growth Profitable through underwriting cycles 7.1 point improvement in loss ratio from 2012 to 2016 Capital management a key driver in value creation Practice total return investment strategies Deep, tenured and experienced management team Senior leadership team averages more than 10 years at Argo and over 26 years of industry experience CEO is the largest individual shareholder, with 3.45% beneficial ownership Compensation structure for underwriters aligned with loss ratio performance Continued product innovation Superior customer service across platform Talented underwriting teams with proven track record Disciplined M&A strategy Strong track record of returning capital to shareholders

9% CAGR (Incl. Dividends) Reported Book Value2 Cumulative Dividends Price/Book3 Total shareholder return metrics as of the end of the most recent quarter. Book value per common share: Adjusted for June 2013, March 2015, June 2016 and March 2018 stock dividends 2008-2011 restated to reflect adoption of ASU 2010-26 (related to accounting for costs associated with acquiring or renewing insurance contracts); 2007 and prior not restated 2006 and prior years adjusted for PXRE merger 2003-2006 includes impact of Series A Mandatory Convertible Preferred on an as-if-converted basis. Preferred stock fully converted into common shares as of Dec. 31, 2007 (2) Price/book represents the high for the YTD period Maximizing Shareholder Value - BVPS Growth Total Shareholder Return1 1 Year 28% 3 Year 49% 5 Year 117% Total 447%

  2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 BVPS $15.28 $17.78 $19.83 $21.89 $25.53 $29.50 $28.47 $33.78 $37.77 $36.32 $39.69 $42.37 $46.03 $47.22 $51.94 $53.46 51.43 Total Capital (Millions) $328 $567 $717 $860 $992 $1,754 $1,763 $1,975 $1,986 $1,840 $1,915 $1,966 $2,025 $2,040 $2,160 $2,400 $2,327 2001 Acquired Colony and Rockwood Founded Trident (Public Entity) Risk Management (sold renewal rights in 2005) International Operations U.S Operations * Excludes GWP recorded in runoff and corporate and other. Note: BVPS (book value per common share) adjusted for June 2013, March 2015, June 2016 and March 2018 stock dividends. 2007 Completed acquisition in Bermuda Rebranded Argo Group Formed Argo Re 2008 - 2010 Acquired Lloyd’s Syndicate 1200 Established local presence in Dubai 2011 - 2014 Established local presence in Brazil, Singapore and Shanghai 2016 - 2018 Acquired Ariel Re / Syndicate 1910 Acquired Italian insurer Ariscom 2005 Sold Risk Management business Evolution of Growth and Diversification

$ in millions, except per share (1) Book value per common share: Adjusted for June 2013, March 2015, June 2016 and March 2018 stock dividends 2006 adjusted for PXRE merger and includes impact of Series A Mandatory Convertible Preferred on an as-if converted basis. Preferred stock fully converted into common shares as of Dec. 31, 2007 Substantial Growth and Financial Strength

Innovative and Diverse Platform Well-established multi-class Lloyd’s Syndicate platform Syndicate 1200 – Multi-class platform Syndicate 1910 – Property, Specialty Insurance and Reinsurance platform A top Lloyd’s Syndicate platform by stamp capacity Regional offices in Bermuda, Dubai, Singapore and Shanghai Strong Bermuda trading platform Includes property insurance and reinsurance business in Bermuda and Brazil Seasoned book of mid / large account professional lines and excess casualty business Building diversity through international expansion in Brazil and throughout Europe Brazil – Specialty product & local presence A growing portion of the business being distributed via digital channels through the in-house Protector platform Leader in U.S. Excess & Surplus lines 20+ year underwriting history Strong relationships with national, local, and regional wholesale brokers Seasoned underwriting expertise Target all sizes of non-standard risks with focus on small/medium accounts Underwrites on largely non-admitted basis and across all business enterprises Sizable amount of business distributed through retail brokers / agents Argo Pro – Customer service focused D&O and E&O specialty platform Trident – Small and medium sized public-sector U.S. entities Rockwood – Designs custom workers comp and other programs for businesses in the mining sector Surety – Top 20 commercial underwriter Programs – Underwrites select specialty programs and partners with State-sponsored funds U.S. Operations International Operations Transforming Argo into a digital-first carrier using a unique thesis-driven and iterative approach

U.S. Operations (57% of TTM GWP) All data in millions except for ratio calculations. *TTM = trailing twelve months. Adjusted PTI = Adjusted Pre-Tax Income, which is equal to “Income Before Income Taxes” excluding “Interest Expense” as shown in Argo’s 10-Qs and 10-Ks. GWP by Business Mix (TTM 12/31/2018) Segment Overview Adjusted PTI(1) & Combined Ratio Gross Written Premium Excess & Surplus Lines – Non-standard (hard-to-place) risks, with focus on small/medium accounts Argo Pro – Customer service focused D&O and E&O specialty platform Trident – One of the largest specialty commercial insurance providers for small to middle market public-sector entities in the U.S. Rockwood – Leading provider of workers compensation and other programs for the mining industry Surety – Top 20 commercial surety writer Programs – Underwrites select specialty programs and provides fronting for state-sponsored funds Argo Insurance – Designs customized commercial insurance programs for retail grocery stores Combined Ratio Adjusted PTI 91.9% 90.4% 89.6% 86.9% 90.5% 91.1% 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 Professional Lines Property Specialty Liability

International Operations (43% of TTM GWP) All data in millions except for ratio calculations. *TTM = trailing twelve months. Adjusted PTI = Adjusted Pre-Tax Income, which is equal to “Income Before Income Taxes” excluding “Interest Expense” as shown in Argo’s 10-Qs and 10-Ks. GWP by Business Mix (TTM 12/31/2018) Segment Overview Adjusted PTI(1) & Combined Ratio Gross Written Premium Bermuda platform underwrites excess casualty, property and professional lines insurance as well as property reinsurance Property cat, short tail per risk and proportional treaty reinsurance worldwide Excess casualty, professional liability, and property insurance for Fortune 1000 accounts Building diversity through international expansion in Brazil and throughout Europe Well-established multi-class platform at Lloyd’s of London Underwritten through Syndicates 1200 and 1910 (Ariel Re) Top Lloyd’s Syndicate by stamp capacity Combined Ratio Adjusted PTI 93.1% 90.8% 91.1% 95.4% 117.5% 99.0% 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 Professional Lines Property Specialty Liability

Multi-Channel Distribution Strategy Retail Broker/Agent General Agency Wholesale Broker Lloyd’s Market Reinsurance Broker U.S. Operations Rockwood X Argo Insurance X Trident X E&O X X D&O X X Surety X X Programs X E&S Contract X E&S Transportation X E&S Casualty X E&S Environmental X E&S Specialty Property X International Operations Liability X Property X Aviation X Marine X Excess Casualty X X Professional Liability X X Emerging Markets X X Reinsurance X

Differentiated Approach to Digital Innovation Through iterative tech product development, investments and partnerships, we leverage advancements in digital technology to enhance customer intimacy, increase automation, improve risk selection and enter new markets. How we are organized Cross-functional product squads, each focused on solving a particular user-focused pain point Squads are comprised of product owners, engineers, data scientists, and designers Early-stage investment team with investing, operating, and industry expertise How we work Hypothesis-driven, iterative approach to building digital products Prioritize opportunities that can generate 2x-10x return on invested capital Decisions grounded in a bottom-up, internally developed thesis on how technology will impact the commercial insurance ecosystem Partner with and invest in external ventures that can further enable our Digital approach Our Focus Leverage new data sources, machine learning, and predictive analytics to enable faster and smarter underwriting More efficiently, with regards to both time and cost, connect to distribution partners digitally Automate internal processes and workflows Explore emerging tech-enabled categories

Digital Transformation Outcomes Processed over $1.4B GWP through our flagship policy administration platform, currently supporting 14 products Launched Argo Risk Tech, a custom, sensor-based technology that allows retail merchants to manage risk through reduction in on-premises accidents. Achieved full year loss reduction and expense reduction for Argo Insurance. Partnered with Coalition, a startup cybersecurity MGA, for our cyber book Continued growth in our digitization of our Casualty business to 50% of our brokers getting self-service quotes with 80% being full automated. Launched a fully digital self-service management liability product for a key partner 3 months ahead of schedule now driving MoM self-service GWP growth. Built a data platform for the retrieval, processing, and machine learning on proprietary and external data sources Launched our first predictive analytics tool for D&O underwriters using machine learning Employed robotic process automation (RPA) across multiple use cases Transform Core Business Built a self-serve digital portal driving engagement with Argo’s brokers and insureds which continues to see engagement increase QonQ. Expanded use to new business units. Announced our partnership with Corvus, on their Smart Cargo Insurance product designed to help food and beverage companies reduce loss of perishable goods Invested in a startup helping brokers focus on risk advisory through custom built digital tools and automation of back-office tasks Explore Adjacencies Incubated a Brazil-based startup focused on enabling stronger membership engagement for affinity groups and associations - 58 corporate clients signed up as of 2018 YE, representing ~1.6M users Exploring ways to use blockchain for insurance applications Leveraged our quick quote applications into a new platform which will allow us to launch new digital self-service lines quickly including into new areas of business with minimal operational staff Disrupt Traditional Insurance ~60% ~30% ~10%

Portfolio optimization has enabled superior loss ratios Prior year development has been positive for 14 consecutive years Superior Loss Ratios Compared to Peers Continued focus on cycle management has delivered best in class loss ratios Argo Group Peer Median Source: SNL Financial Note: 2018 reflects 3Q18-YTD results for companies that have not reported Q4 2018 results as of 2/8/2019 Peer Group consists of: Alleghany, American Financial, Arch Capital, Aspen, Axis, Global Indemnity, Hallmark, Hanover, James River, Markel, Navigators, Protective Insurance Corporation, RLI, Selective and W.R. Berkley

Balanced Investment Strategy Duration includes cash & equivalents Book yield is pre-tax & includes all fixed maturities $3.5B in fixed maturities, $0.5B in short term & cash Portfolio Characteristics Asset Allocation Total: $4.9B Fixed Maturities by Type Total: $4.0B(3) Capital Appreciation Portfolio by Class Total: $1.1B Duration of 2.5 years(1) Average rating of ‘A1/A+’ Book yield of 3.3%(2) Short Term & Cash Core Debt High Yield Debt Alternatives Equities Structured Government Short Term & Cash State / Municipal Corporate Core Equity Small Cap Global Equity Emerging Market Debt Non IG Debt Private Equity Alternatives Real Assets

4Q 2018 Operating Results Note: 2018 net income was negatively impacted by the adoption of the recent accounting rule change All data in millions except for per share data and ratio calculations Operating income calculated using an assumed tax rate of 20%; share count adjusted for stock dividend Includes all acquisition, G&A and corporate expenses

Active Capital Management Through share repurchases and dividends, Argo has returned more than $635 million of capital to shareholders from 2010 through 4Q 2018 Management has prudently repurchased shares at a meaningful discount to book value Repurchases have exceeded the amount of shares issued in PXRE transaction (8.2 million1 shares were issued at 1.35x book value) Transactions have been accretive to book value Dividend per share has increased by more than 3X since 2012 (adjusted for stock dividends) Calculated as difference between Q2 2007 and Q3 2007 shares outstanding

Stock Price Performance – Last 3 Years Source: SNL Financial (as of 2/8/19) Note: Peer Group consists of: Alleghany, American Financial, Arch Capital, Aspen, Axis, Global Indemnity, Hallmark, Hanover, James River, Markel, Navigators, Protective Insurance Corporation, RLI, Selective and W.R. Berkley

Operations Capital Balanced investment strategy Strong balance sheet with 14 years of overall redundant loss reserves Effective use of third party capital to leverage strengths and reduce volatility Strategic focus on deploying capital through organic growth, opportunistic M&A, share buybacks and dividends Established leader in niche insurance and reinsurance segments across attractive geographies Best in class loss ratios, leading to solid underwriting profitability Sustained, double-digit revenue growth driven by strong U.S. platform Digital tools and process optimization driving improved risk selection and increased efficiency and scale Scaling International platform through growth while transitioning out of unprofitable businesses Well Positioned to Create Value in 2019 and Beyond Best in class loss ratios; improving expense ratio; balanced investment portfolio; disciplined capital management; driving results toward return on equity target of 700 basis points above the risk free rate

Appendix

Portfolio Rationalization Argo has maintained a track record of making thoughtful decisions to improve performance within existing product lines; Below are examples of prior portfolio rationalization that is now evident in financial results Argo Pro Exited insurance agent and real estate E&O lines E&S Transportation Exited stand-alone commercial auto before significant market dislocation Argo Insurance Non-renewed restaurant lines in central and eastern U.S. Sold small policy grocery, restaurants and convenience stores book in 2015 Programs Reduced exposure to non-strategic and underperforming programs such as janitorial and wheels programs E&S Contract Reduced exposure to CAT exposed property business in LA and FL

Long-Term Favorable Reserve Development 14 consecutive years of favorable reserve development (1) (1) Excludes Q1 adverse development of $4.5 million from the Ogden rate change and $4.9 million from late reported Hurricane Matthew claims